SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )



Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
    Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          UNIVERSAL DISPLAY CORPORATION
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                     [INSERT NAME OF FILER WHEN APPLICABLE]
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2) or
    Item 22(a)(2) of Schedule 14A
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________

(5) Total fee paid:
________________________________________________________________________________
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
________________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________

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________________________________________________________________________________

(4) Date Filed:
________________________________________________________________________________

                          UNIVERSAL DISPLAY CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 11, 1998

                                                               Three Bala Plaza
                                                                 Suite 104 East
                                                          Bala Cynwyd, PA 19004
                                                                    May 8, 1998

TO ALL HOLDERS OF SHARES OF COMMON STOCK OF
UNIVERSAL DISPLAY CORPORATION:

The 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Universal Display Corporation will be held at the Holiday Inn -- City Line Avenue, 4100 Presidential Boulevard, Philadelphia, Pennsylvania, 19131 on June 11, 1998, at 1:00 p.m. Eastern Daylight Time, to consider and take action on the following matters:

         (1) To elect seven directors each to serve for a one-year term until their successors shall have been duly chosen and qualified;

         (2) To consider and act upon a proposal to increase the number of shares of Common Stock subject to the Company's Stock Option Plan (the "Plan") to 1,200,000 from 800,000;

         (3) To consider and act upon a proposal to approve the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1998; and

         (4) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed April 17, 1998, as the record date, and only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The Shareholder List as of that date will be available for inspection at the Annual Meeting.

                                             By Order of the Board of Directors,




                                             Sidney D. Rosenblatt
                                             Corporate Secretary





PLEASE COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. THE GIVING OF A PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                          UNIVERSAL DISPLAY CORPORATION

                                 PROXY STATEMENT
                     FOR 1998 ANNUAL MEETING OF SHAREHOLDERS

                                                                    May 8, 1998

         This statement is furnished to the shareholders of Universal Display Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of shareholders to be held on June 11, 1998 and at any adjournments thereof. The Company's principal executive offices are located at Three Bala Plaza, Suite 104 East, Bala Cynwyd, Pennsylvania 19004.

         It is anticipated that the proxy statement and the accompanying form of proxy will be first mailed to shareholders on or about May 8, 1998. The expense of this solicitation will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by telephone or in person by some officers, directors, and regular employees of the Company who will not be specially compensated for such services.

         The proxy may be revoked by a shareholder at any time before its exercise, by giving written notice of such revocation to the Secretary of the Company. In addition, a shareholder who gives such notice of revocation and attends the meeting in person may vote by ballot at the meeting. The persons named in the enclosed proxy will vote the share represented by a valid proxy as directed therein. In the absence of such direction, the persons named in the enclosed proxy will vote as stated below in favor of the election of directors, in favor of the proposed increase in shares of Common Stock subject to the Company's Stock Option Plan, and in favor of the appointment of Arthur Andersen LLP as independent auditors. As to other items of business that may arise at the meeting, the proxy holders will vote in accordance with their best judgment.

         At the close of business on April 17, 1998 (the "Record Date"), the Company had outstanding 10,302,268 shares of Common Stock. Each share of Common Stock outstanding on the Record Date will entitle the holder to one vote per share on each matter to be acted upon at the meeting. Shareholders do not have cumulative voting rights with regard to the election of directors. Nominees for directors must receive a plurality of the votes cast at the meeting to be elected. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Abstentions may be specified on the proposals to approve the Plan and to ratify the selection of the independent accountants (but not for the election of directors). Abstentions will be considered present and entitled to vote at the Annual Meeting, but will not be counted as votes cast in the affirmative. Abstentions on the proposals to increase the number of shares subject to the Plan and to ratify the selection of the independent accountants will have the effect of a negative vote because these proposals require the affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy at the Annual Meeting and entitled to vote.

         Brokers that are member firms of the New York Stock Exchange ("NYSE") and who hold shares in street name for customers have the authority under the rules of the NYSE to vote those shares with respect to the election of directors and the proposal to ratify the appointment of the independent public accountants if they have not received instructions from a beneficial owner. A failure by brokers to vote those shares will have no effect on the outcome of the election of directors, approval of the increase in shares subject to the Stock Option Plan or the adoption of the proposal to ratify the appointment of the independent public accountants because such shares will not be considered shares present and entitled to vote with respect to such matters.

         Your proxy vote is important. Accordingly, the Company asks you to complete, sign and return the accompanying proxy whether or not you plan to attend the Annual Meeting. If you plan to attend the Annual Meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker, bank or other custodian, nominee or fiduciary, you must secure a proxy from such person assigning you the right to vote your shares.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 17, 1998, certain information regarding the beneficial ownership of shares of Common Stock: (i) by each director of the Company, (ii) by each person who is known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock, (iii) by each executive officer of the Company named in the Summary Compensation Table included elsewhere herein, and (iv) by all of the Company's executive officers and directors as a group.


                                                                     Amount and      Percentage
                                                                     Nature of          of
                                                                     Beneficial        Common
            Name and Address of Beneficial Owner(1)                 Ownership(2)       Stock
            ---------------------------------------                 ------------     ----------
Lori S. Rubenstein(3)(4)....................................         3,301,000          32.0%
Scott Seligsohn(3)(4).......................................         3,546,000          34.4
Clifford D. Schlesinger(3)..................................         3,000,000          29.1
Sherwin I. Seligsohn(5).....................................         315,000             3.3
Dean L. Ledger(6)...........................................         295,000             2.9
Steven V. Abramson(2).......................................         240,000             2.3
Sidney D. Rosenblatt(2).....................................         218,334             2.1
Camille Naffah..............................................         305,000             3.0
Elizabeth H. Gemmill........................................         5,500                *
Stephen R. Forrest..........................................         220,000             2.1
All executive officers and directors as a group (seven people)       1,598,834          15.5

* Less than 1%.

(1) Unless otherwise indicated, the address of each beneficial owner is Three Bala Plaza East, Suite 104, Bala Cynwyd, Pennsylvania 19004.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy upon the exercise options, warrants and convertible securities. The number of shares indicated for each person in the table includes shares issuable upon the exercise of outstanding options, warrants and convertible securities held by each person to the extent such options, warrants and convertible securities are exercisable within sixty days of April 17, 1998. The percentage for each beneficial owner listed above is based on the aggregate of the shares outstanding as of April 17, 1998, (10,302,268 shares) and all such shares issuable upon the exercise of outstanding stock options held by such beneficial owners to the extent such options are exercisable within sixty days of April 17, 1998. The numbers of shares indicated in the table includes the following number of shares issuable upon the exercise of warrants or options:
Scott Seligsohn - 125,000; Sherwin I. Seligsohn - 135,000; Dean L. Ledger - 135,000; Steven V. Abramson - 235,000; Sidney D. Rosenblatt - 213,334; Camille Naffah - 5,000; Elizabeth H. Gemmill - 5,000; and Stephen R. Forrest - 220,000.

(3) Includes (i) 1,500,000 shares of Common Stock owned by the Sherwin I. Seligsohn Irrevocable Indenture of Trust dated 7/29/93 FBO Lori S.

Rubenstein (the "Rubenstein Trust"), of which Lori S. Rubenstein, Scott Seligsohn and Clifford D. Schlesinger are co-trustees and (ii) 1,500,000 shares of Common Stock owned by Sherwin I. Seligsohn Irrevocable Indenture of Trust dated 7/29/93 FBO Scott Seligsohn (the "Seligsohn Trust"), of which Lori S. Rubenstein, Scott Seligsohn and Clifford D. Schlesinger are co-trustees. Mr. Schlesigner's address is 1500 Chestnut Street, Philadelphia, Pennsylvania.

(4) Includes 176,000 shares of Common Stock owned by American Biomimetics Corporation ("ABC") of which the Rubenstein Trust and Seligsohn Trust are principal shareholders.

(5) Does not include (i) 176,000 shares of Common Stock owned by ABC, (ii) 200,000 shares of Series A Preferred Stock owned by ABC, (iii) 1,500,000 shares of Common Stock owned by the Rubenstein Trust, (iv) 1,500,000 shares of Common Stock owned by the Seligsohn Trust, (v) 125,000 shares of Common Stock owned by Lori S. Rubenstein, his emancipated daughter and (vi) 125,000 shares of Common Stock owned by Scott Seligsohn, his emancipated son, for which Mr. Seligsohn disclaims beneficial ownership.

(6) Does not include 24,000 shares of Common Stock owned by the Ledger Family Trust II, for which Mr. Ledger disclaims beneficial ownership.


                       NOMINEES FOR ELECTION AS DIRECTORS
                                  (PROPOSAL 1)

The Board has fixed the number of directors at seven, all of whom are to be elected at the Annual Meeting. Each director elected will serve until the 1999 Annual Meeting and until a successor has been elected and qualified or until the director's earlier resignation or removal. Each nominee has consented to being nominated and to serve if elected. If any nominee should subsequently decline or be unable to serve, the persons named in the proxy will vote for the election of such substitute nominee as shall be determined by the holders of such proxies. (All nominees are presently directors of the Company whose terms expire at the Annual Meeting.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

         The following sets forth pertinent information with respect to nominees for director:

         Sherwin I. Seligsohn, 62, has been Chairman and Chief Executive Officer of the Company since the Company's inception. He was President of the Company until May 1996. Mr. Seligsohn founded, and since August 1991 has served as sole Director, Chairman, President and Secretary of, American Biomimetics Corporation ("ABC"), International Multi-Media Corporation, and Wireless Unified Network Systems Corporation. He is also Chairman and Chief Executive Officer of Global Photonic Energy Corporation ("Global"). From June 1990 to October 1991, Mr. Seligsohn was Chairman Emeritus of InterDigital Communications, Inc. ("InterDigital"), formerly International Mobile Machines Corporation. Mr. Seligsohn was the founder of InterDigital and from August 1972 to June 1990 served as its Chairman. Mr. Seligsohn is a member of the Advisory Board of the Advanced Technology Center for Photonics and Optoelectronic Materials (POEM) at Princeton University.

         Steven V. Abramson, 46, joined Universal Display Corporation as President and Chief Operating Officer in May 1996. He is also a member of the Board of Directors. Mr. Abramson is also President and Chief Operating Officer of Global and a member of its Board of Directors. From March, 1992 -- May, 1996 he was Vice President, General Counsel, Secretary and Treasurer of Roy F. Weston, Inc. a worldwide environmental consulting and engineering firm. From 1982 -- 1991 he was with InterDigital, where he held various positions, including General Counsel, Executive Vice President and General Manager of the Technology Licensing Division. Mr. Abramson is a member of the Advisory Board of the Advanced Technology Center for Photonics and Optoelectronic Materials (POEM) at Princeton University and on the Board of Governors of the United States Display Consortium (USDC).

         Sidney D. Rosenblatt, 50, has been Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company since June 1995. He has been a member of the Board of Directors since May 1996. Mr. Rosenblatt is also Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Global, and a member of its Board of Directors. Mr. Rosenblatt is the owner of and has served as the President and Chief Executive Officer of S. Zitner Company since August 1990. From May 1982 to August 1990, Mr. Rosenblatt served as the Senior Vice President, Chief Financial Officer and Treasurer of InterDigital. Mr. Rosenblatt sits on the Board of Directors and Executive Committee for the Greater Philadelphia Chamber of Commerce, Chairman of the Board for the Small Business Division of the Greater Philadelphia Chamber of Commerce and sits on various Boards for non-profit organizations.

         Dean L. Ledger, 49, has been a director of the Company since 1995. From January 1997 until the present and from June 1995 to November 1995, Mr. Ledger was Executive Vice President of the Company. From November 1995 to December 1996 he was a consultant to the Company. Since October 1992, Mr. Ledger has been Vice President -- Corporate Development and a consultant to ABC. From May 1992 to October 1992, Mr. Ledger was a financial consultant to Intelcom Group, a Denver-based competitive telecommunications access provider. From June 1991 to May 1992, Mr. Ledger was a financial consultant to Kemper Securities. From October 1989 until April 1991, Mr. Ledger served as a consultant to InterDigital.

         Camille Naffah, 71, has been a director since October 1996. Since 1990 he has been President of Camille Naffah Enterprises, a holding company for leisure enterprises including hotels, lounges and restaurants.

         Elizabeth H. Gemmill, 51, has been a Director of the Company since April 1997. Since 1988, Ms. Gemmill has been Vice President of Tasty Baking Company, a manufacturer of bakery products. From 1986 to 1987, she was Vice President of Drexel University. From 1974 to 1986, she was employed by Mellon Bank in a number of positions including Senior Vice President. Ms. Gemmill is on the Boards of American Water Works Company, Inc., Philadelphia College of Textiles & Science, Philadelphia College of Osteopathic Medicine, the Pennsylvania Chamber of Business & Industry, and Metropolitan YMCA of Greater Philadelphia and Vicinity.

         Stephen R. Forrest, Ph.D., 48, has been a director of the Company since April 1998. He has been the James S. McDonnell Distinguished University Professor of Electrical Engineering at Princeton University since 1992. Since August 1997, he has also been Chairman of the Electrical Engineering Department. From 1992 to 1997 he was Director of the Princeton University Advanced Technology Center for Photonics and Optoelectronic Materials. He is a member of the Scientific Advisory Board of the Company.

                       BOARD ORGANIZATION AND COMPENSATION

The Company's Board of Directors held ten meetings during 1997. Each incumbent director attended at least 75% of the aggregate of all meetings. The Board of Directors has an Audit Committee comprised of Elizabeth Gemmill, Chairperson and Camille Naffah. Members of the Board of Directors do not receive cash compensation, however they do receive options to purchase 5,000 shares of Common Stock of the Company for service on the Board.

                           SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation of the Chief Executive Officer and the other two most highly compensated executive officers of the Company for services in all capacities to the Company or its Subsidiaries for the fiscal year ended December 31, 1997 and the total compensation earned by such individuals for the Company's two previous fiscal years.


                                                                                   Securities
                                                   Year Ended                      Underlying
           Name and Principal Position             December 31,   Salary ($)        Options
           ---------------------------             -----------    ----------       ----------
Sherwin I. Seligsohn............................        1997       $85,000         25,000
     Chairman of the Board and                          1996       $85,000         200,000(3)
     Chief Executive Officer                            1995       $77,917         0


Steven V. Abramson..............................        1997       $180,000        25,000
     President and Chief                                1996       $110,796(1)     200,000(3)
     Operating Officer                                  1995       0               0


Sidney D. Rosenblatt............................        1997       $180,000        25,000
     Executive Vice President,                          1996       $128,672(2)     125,000(3)
     Chief Financial Officer                            1995       $16,667         75,000


         (1) Mr. Abramson joined the Company effective May 13, 1996.

         (2) Mr. Rosenblatt joined the Company full time effective April 15,
             1996.

         (3) Represents warrants vesting over five years.

         No individual named above received perquisites or non-cash compensation during the years indicated exceeding the lesser of $50,000 or an amount equal to 10% of such person's salary.

         No other executive officer of the Company received compensation and bonuses which exceeded $100,000 during any year.


The following table summarizes stock options granted during 1997 to the persons named in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                                     Percent of Total
                                        Options     Options Granted to      Exercise        Expiration
                Name                    Granted      Employees in 1997       Price             Date
                ----                    -------      -----------------       -----             ----
Sherwin I. Seligsohn.............         25,000             12.1%          $4.06-5.25    6/12/07-12/17/07
Steven V. Abramson...............         25,000             12.1%          $4.06-5.25    6/12/07-12/17/07
Sidney D. Rosenblatt.............         25,000             12.1%          $4.06-5.25    6/12/07-12/17/07
All Employees as a Group.........        206,000              100%          $4.06-5.25    6/12/07-12/17/07

         Mr. Rosenblatt exercised options to purchase 5,000 shares at a per share exercise price of $.01.

         The Company does not currently grant any long-term incentives, other than stock options and warrants, to its executives or other employees. Similarly, the Company does not sponsor any defined benefit or actuarial plans at this time.

Employment Agreement

         The Company had entered into an employment agreement with Sherwin Seligsohn on November 1, 1995, which expired on November 1, 1997, to serve as its Chairman of the Board and Chief Executive Officer. The agreement contained a provision prohibiting Mr. Seligsohn from competing directly with the Company during the term of employment and for a period of two years thereafter.

Certain Transactions

         In June, 1997, members of the Board of Directors were each granted options to purchase 5,000 shares of Common Stock, pursuant to the Company's Stock Options Plan at an exercise price of $4.06, the fair market value on the date of grant.

         In December 1997, pursuant to the Company's Stock Option Plan, the following officers and directors were granted options to purchase the amounts of Common Stock reflected below, at an exercise price of $5.25, the fair market value on the date of grant. Sherwin I. Seligsohn - 20,000; Steven V. Abramson - 20,000; Sidney D. Rosenblatt - 20,000; Dean L. Ledger - 20,000; and Stephen R. Forrest - 20,000.

         The Company shares office space and certain related expenses with Global Photonic Energy Corporation ("Global"), a company for which Messrs. Seligsohn, Rosenblatt, Ledger and Abramson are directors and executive officers. During 1997, Global was billed by the Company $51,906, in connection therewith.

           APPROVAL OF INCREASE IN SHARES SUBJECT TO STOCK OPTION PLAN
                                  (PROPOSAL 2)

         At the Annual Meeting, there will be presented to the shareholders a proposal to increase the number of shares subject to the Company's Stock Option Plan to 1,200,000 from 800,000.

         The Board of Directors believes that the amendment to increase the number of shares of Common Stock available under the Stock Option Plan is in the best interest of the Company. The Board believes that the Plan allows the Company to attract, retain and motivate participants and encourages participants to devote their best efforts to the business and financial success of the Company. The Board believes that providing key employees, directors, consultants and advisors of the Company with the opportunity to acquire an equity interest in the Company will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders. As of April 17, 1998, options to purchase 690,272 shares of Common Stock were outstanding under the Plan; options to purchase 189,500 remain available for future grants. Assuming approval of this Proposal, 589,500 shares will remain available for future grant.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2 TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK SUBJECT TO THE PLAN TO 1,200,000 FROM 800,000.

Stock Option Plan

         The Company has reserved 1,200,000 shares of Common Stock for issuance upon the exercise of options available for future grant under the Plan designated as either (i) incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code") or (ii) non-qualified stock options ("NQSOs"), ("NQSOs" and ISOs are collectively referred to as "Options"). Subject to approval, ISOs may be granted under the Plan to employees (including directors) and officers of the Company. NQSOs may be granted to consultants, directors (including non-employee directors), employees and officers of the Company. As of April 17, 1998 there were 7 officers, 2 employees and 3 consultants eligible to participate in the Plan. In certain circumstances, the exercise of options granted under Plan may have an adverse effect on the market price of the Common Stock.

         The Board of Directors of the Company (the "Board") administers the Plan. The Board has the authority to grant options in its discretion and may consider the nature of the optionee's services and responsibilities, the optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The Board will determine the excercisability and term (not to exceed ten years), of options granted under the Plan. The purchase price of Common Stock subject to an option may be equal to, greater than or less than fair market value at the time of grant. ISOs granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). The aggregate fair market value of the shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and related corporation) may not exceed $100,000. Options granted under the Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock for the Company). Fair market value is currently the closing price of a share of Common Stock on the NASDAQ National market on the date of grant, or if there is no sale on such date, the closing price on the last previous date on which a sale is reported. As of April 17, 1998, the fair market value of a share of Common Stock was $6.00 per share. Options granted under the Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Board may permit an employee to transfer rights under an NQSO to the employee's spouse or family member without receiving consideration, subject to certain other conditions.

         The Board may amend or terminate the Plan at any time; provided that any amendment that increases the aggregate number of shares of Common Stock that may be issued or transferred under the Plan or modifies the requirements as to eligibility for participation in the Plan will be subject to shareholder approval.

New Plan Benefits

The following table sets forth benefits related to the Plan. Future awards under the Plan are not determinable because specific awards are made at the discretion of the Board of Directors, depending upon a variety of factors. For information concerning awards made under the Plan to the Company's Chief Executive Officer and other officers, see "Summary Compensation Table." The following table sets forth additional information with respect to fiscal 1997.

                                                               Number of Options
                                                               -----------------
All executive officers as a group............................      75,000
All directors not executive officers as a group..............      35,000
All employees, as a group, excluding executive officers......     131,000

Federal Income Tax Consequences

         The following discussion is intended to point out the general principles of current federal income tax law applicable to ISOs and NQSOs granted under the Plan. Participants should contact their own tax advisors concerning the tax consequences, if any, of the grant of ISOs and NQSOs, exercise of Options and the disposition of any shares acquired through the exercise of Options. Since federal income tax laws may change subsequent to the date hereof, individual financial situations vary and state and local tax consequences may also be significant.

         A participant is not subject to federal income tax upon the grant or exercise of ISOs and the Company is not entitled to a federal income tax deduction by reason of such grant or exercise. The amount by which the fair market value of the option shares received at the time of exercise exceeds the option price is, however, a tax preference item for purposes of calculating the alternative minimum tax. Further, the participants basis in option shares acquired through exercise of an ISO will, for alternative minimum tax purposes, equal the fair market value of the option shares taken into account in determining the participants alternative minimum taxable income.

         The disposition of option shares acquired by a participant upon exercise of an ISO within one year after the issuance of the option shares upon exercise of the options or before the expiration of two years from the date the options are granted generally constitute disqualifying dispositions, resulting in the participant recognizing ordinary income in the year of disposition in an amount equal to the lesser of (i) the excess of the fair market value of the option shares on the date of exercise over the exercise price or (ii) the excess of the amount realized on the disposition over the participants tax basis in the option shares. Any gain realized on the disposition in excess of the amount of ordinary compensation income recognized is long-term or short-term capital gain, depending upon the length of the holding period of the option shares. In the case of a disqualifying disposition, the Company may claim a tax deduction in an amount equal to the ordinary compensation income recognized by the participant, but does not receive a deduction corresponding to any capital gain realized by the participant. If the option shares are sold more than one year after the date of the exercise of the option and more than two years after the date the options are granted, the participant will realize capital gain or loss (assuming the option shares are held as capital assets) equal to the difference between the amount realized on disposition and the option price. If the participant satisfies both of the holding periods described above, then the Company will not be allowed a deduction by reason of the exercise of the ISO.

         For federal income tax purposes, the holder of an option that is a NQSO will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant of an NQSO. Except as described below, the participant will recognize ordinary compensation income upon exercise of the NQSO, in an amount equal to the difference between the fair market value of the option shares received at the time of exercise and the option price of the NQSO. The Company will generally be entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant.

         For the purpose of computing gain or loss on the subsequent sale or taxable exchange of option shares purchased upon the exercise of the NQSO, a participant's tax basis in such shares will be the fair market value of the option shares on the date the participant recognized ordinary compensation income. Upon the subsequent sale or taxable exchange by the participant of such option shares acquired by exercise of an NQSO, assuming the option shares are held as capital assets, the participant will realize capital gain or loss (long-term or short-term, depending upon the length of the holding period of the shares) in an amount equal to the difference between the participant's tax basis in such option shares and the selling price.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 3)

         The Board of Directors of the Company has appointed Arthur Andersen LLP as independent public accountants to examine the financial statements of the Company for the year ending December 31, 1998. Arthur Andersen LLP has served as accountants for the Company since 1994. Representatives of Arthur Andersen LLP will be present at the meeting to make a statement if they desire to do so and to respond to appropriate questions of shareholders.

         Although the submission of the appointment of Arthur Andersen LLP is not required by law or the By-Laws of the Company, the Board is submitting it to the shareholders to ascertain their views. If the shareholders do not approve the appointment, the Board will not be bound to seek other independent accountants for 1998, but the selection of other independent accountants will be considered in future years.

     THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 3 TO APPROVE THE APPOINTMENT
                            OF ARTHUR ANDERSEN LLP.


                              SHAREHOLDER PROPOSALS

Proposals submitted by shareholders for inclusion in the Board of Directors' proxy statement and proxy for the 1999 Annual Meeting of Shareholders must be received by the Corporate Secretary of the Company no later than December 1, 1998, and must comply in all other respects with applicable rules and regulations of the Securities and Exchange Commission relating to such inclusion.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires directors and executive officers of the Company and persons or entities beneficially owning more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission reports of beneficial ownership and reports of changes in beneficial ownership of such equity securities. Officers, directors and stockholders owning more than 10% of the Company's equity securities are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all forms they file under Section 16(a) of the Act. Based solely upon its review of the copies of such reports and any amendments thereto received by the Company during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were satisfied.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's 1997 Annual Report, containing financial statements for the year ended December 31, 1997, is being transmitted herewith.

         A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, as filed with the Securities and Exchange Commission, excluding exhibits thereto, may be obtained, without charge, by contacting Mr. Sidney D. Rosenblatt, Corporate Secretary, Universal Display Corporation, Three Bala Plaza East, Suite 104, Bala Cynwyd, Pennsylvania 19004.

                                 OTHER BUSINESS

         The Board of Directors knows of no other matter which will be presented at the Annual Meeting for action by the stockholders. If any such business is properly presented, however, the persons named in the enclosed proxy will vote in accordance with their best judgment.


                                             By Order of the Board of Directors,

                                             Sidney D. Rosenblatt
                                             Corporate Secretary

May 8, 1998

                         Please date, sign and mail your
                      Proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                          UNIVERSAL DISPLAY CORPORATION

                                  June 11, 1998

                 Please Detach and Mail in the Envelope Provided

A /x/ Please mark your
      Votes as in this
      Example

                      FOR          WITHHELD

1. ELECTION OF       /   /          /   /     Nominees:  Steven V. Abramson
   DIRECTORS                                             Stephen R. Forrest
                                                         Elizabeth H. Gemmill
                                                         Dean L. Ledger
                                                         Camille Naffah
                                                         Sidney D. Rosenblatt
                                                         Sherwin I. Seligsohn

For, except votes withheld from the following nominee(s):

2. Approval of Increase in Shares of Common Stock Subject to the Company's Stock Option Plan to 1,200,000 from 800,000.

3. Approval of Arthur Andersen LLP as Independent Accountants.

4. In their discretion, the proxies are authorized to return such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for Proposals 1, 2, and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE__________________ DATE_______ SIGNATURE__________________ DATE_______
                                                 Signature if held jointly

Note: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or in any other representative capacity, please indicate.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                          UNIVERSAL DISPLAY CORPORATION

            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 11, 1998

   The undersigned hereby appoints Sherwin I. Seligsohn, Steven V. Abramson and Sidney D. Rosenblatt, jointly and severally as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Universal Display Corporation held of record by the undersigned on April 17, 1998 at the Annual meeting of Shareholders to be held on June 11, 1998, or any adjournment thereof.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
             PLEASE VOTE, SIGN ON REVERSE SIDE AND RETURN PROMPTLY.